PRUDENTIAL [LOGO] FINANCIAL                                    PRUCO LIFE ELITE
                                                   VARIABLE ANNUITY APPLICATION

PRUCO LIFE INSURANCE COMPANY,

a Prudential company                  Flexible Payment Variable Deferred Annuity

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On these pages, I, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance Company, a Prudential company.

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1  CONTRACT      Contract number (if any) ______________________________________
   OWNER         [ ] INDIVIDUAL   [ ] CORPORATION   [ ] UGMA/UTMA   [ ] OTHER
   INFORMATION

                 TRUST:   [ ] GRANTOR    [ ] REVOCABLE     [ ] IRREVOCABLE
                 TRUST DATE _______________________________________________
                               month            day                 year


                 NAME OF OWNER (FIRST, MIDDLE INITIAL, LAST NAME)

                 _______________________________________________________________
                 STREET                                                    APT.

                 _______________________________________________________________
                 CITY                        STATE                      ZIP CODE


                 _______________________________________________________________
                 SOCIAL SECURITY NUMBER/EIN       DATE OF BIRTH (MO., DAY, YEAR)

                 _______________________________________________________________
                 TELEPHONE NUMBER

                 _______________________________________________________________

                 A.   [ ] FEMALE    B. [ ] U.S. CITIZEN  [ ] I AM NOT A U.S.
                      [ ] MALE         [ ] RESIDENT ALIEN    PERSON (INCLUDING
                                                             RESIDENT ALIEN).
                                                             I AM A CITIZEN OF
                 _______________________________________________________________



                 IF A CORPORATION OR TRUST IS INDICATED ABOVE, PLEASE CHECK THE FOLLOWING AS IT APPLIES.

                 [ ] TAX-EXEMPT ENTITY UNDER IRS CODE 501

                 [ ] TRUST ACTING AS AGENT FOR AN INDIVIDUAL UNDER
                     IRS CODE 72(u)

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2  JOINT         THE JOINT OWNER MUST BE THE OWNER'S SPOUSE AND MUST BE LISTED
   OWNER         AS THE PRIMARY BENEFICIARY.
   INFORMATION   NAME OF JOINT OWNER, IF ANY (FIRST, MIDDLE INITIAL, LAST NAME)
   (if any)
   Do not        _______________________________________________________________
   complete if
   you are       _______________________________________________________________
   opening an    STREET (LEAVE ADDRESS BLANK IF SAME AS OWNER)             APT.
   IRA.
                 _______________________________________________________________
                 CITY                    STATE                         ZIP CODE

                 _______________________________________________________________
                 SOCIAL SECURITY NUMBER/EIN     DATE OF BIRTH (MO., DAY, YEAR)

                 _______________________________________________________________
                 TELEPHONE NUMBER



                 A.   [ ] FEMALE    B. [ ] U.S. CITIZEN  [ ] I AM NOT A U.S.
                      [ ] MALE         [ ] RESIDENT ALIEN    PERSON (INCLUDING
                                                             RESIDENT ALIEN).
                                                             I AM A CITIZEN OF
                 _______________________________________________________________

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3  ANNUITANT     THIS SECTION MUST BE COMPLETED ONLY IF THE ANNUITANT IS NOT THE
   INFORMATION   OWNER OR IF THE OWNER IS A TRUST OR A CORPORATION.
   (if
   different     NAME OF ANNUITANT (FIRST, MIDDLE INITIAL, LAST NAME)
   than the
   owner)        _______________________________________________________________
                 STREET (LEAVE ADDRESS BLANK IF SAME AS OWNER)             APT.

                 _______________________________________________________________
                 CITY                    STATE                         ZIP CODE

                 _______________________________________________________________
                 SOCIAL SECURITY NUMBER         DATE OF BIRTH (MO., DAY, YEAR)

                 _______________________________________________________________
                 TELEPHONE NUMBER

                 _______________________________________________________________

                 A.   [ ] FEMALE    B. [ ] U.S. CITIZEN  [ ] I AM NOT A U.S.
                      [ ] MALE         [ ] RESIDENT ALIEN    PERSON (INCLUDING
                                                             RESIDENT ALIEN).
                                                             I AM A CITIZEN OF
                 _______________________________________________________________


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                                   Page 1 of 6
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4  CO-ANNUITANT  Name of co-annuitant (first, middle initial, last name)
   INFORMATION
   (if any) Do   _______________________________________________________________
    not complete SOCIAL SECURITY NUMBER         DATE OF BIRTH (MO., DAY, YEAR)
    if you are
    opening an   _______________________________________________________________
    IRA.         TELEPHONE NUMBER


                 _______________________________________________________________

                 A.   [ ] FEMALE    B. [ ] U.S. CITIZEN  [ ] I AM NOT A U.S.
                      [ ] MALE         [ ] RESIDENT ALIEN    PERSON (INCLUDING
                                                             RESIDENT ALIEN).
                                                             I AM A CITIZEN OF
                 _______________________________________________________________

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5  BENEFICIARY   [X] PRIMARY CLASS
   INFORMATION   NAME OF BENEFICIARY (first, middle initial, last name)
   (please add   IF TRUST, INCLUDE NAME OF TRUST AND TRUSTEE'S NAME.
   additional
   beneficiaries _______________________________________________________________
   in section
   17.)          TRUST:   [ ] REVOCABLE       [ ] IRREVOCABLE

                 TRUST DATE (mo., day, year)  __________________________________

                 BENEFICIARY'S RELATIONSHIP TO OWNER ___________________________

                 CHECK ONLY ONE: [ ]  PRIMARY CLASS   [ ]  SECONDARY CLASS

                 NAME OF BENEFICIARY (First, middle, last name) IF TRUST, INCLUDE NAME OF TRUST AND TRUSTEE'S NAME.

                 _______________________________________________________________

                 TRUST:   [ ] REVOCABLE       [ ] IRREVOCABLE


                 TRUST date  (mo., day, year) __________________________________


                 BENEFICIARY'S RELATIONSHIP TO OWNER ___________________________

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6  DEATH         CHECK ONE OF THE FOLLOWING FOUR DEATH BENEFIT OPTIONS. SEE
   BENEFIT       SECTION 14 FOR ADDITIONAL INFORMATION.

                 [ ]  BASE DEATH BENEFIT.

                 [ ] GUARANTEED MINIMUM DEATH BENEFIT (GMDB) WITH A ROLL-UP OPTION.

                 [ ] GUARANTEED MINIMUM DEATH BENEFIT WITH AN ANNUAL STEP-UP OPTION.

                 [ ] GUARANTEED MINIMUM DEATH BENEFIT WITH A ROLL-UP AND AN ANNUAL STEP-UP OPTION.

                 INDICATE BELOW IF YOU WANT THE EARNINGS APPRECIATOR SUPPLEMENTAL DEATH BENEFIT. SEE SECTION 14 FOR ADDITIONAL INFORMATION.


                 [ ] YES, I WOULD LIKE THE EARNINGS APPRECIATOR BENEFIT.
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7  TYPE OF       PLAN TYPE
   PLAN AND      CHECK ONLY ONE: [ ] NON-QUALIFIED      [ ] TRADITIONAL IRA
   SOURCE OF                     [ ] ROTH IRA/CUSTODIAL [ ] CUSTODIAL ACCOUNT
   FUNDS                                                    (PSI ONLY)
   (minimum of   _______________________________________________________________
   $10,000)      SOURCE OF FUNDS.
                 Check all that apply:

                 [ ] TOTAL AMOUNT OF THE CHECK(S) INCLUDED WITH THIS APPLICATION. (MAKE CHECKS PAYABLE TO PRUDENTIAL.)

                 $ __________,__________,__________ ._________

                 $ __________,__________,__________ ._________


                 [ ]  IRA ROLLOVER

                 IF TRADITIONAL IRA OR ROTH IRA NEW CONTRIBUTION(S) FOR THE CURRENT AND/OR PREVIOUS YEAR, COMPLETE THE FOLLOWING:


                 $ ____,____,____ .___ YEAR ___   $ ____,____,____ .___ YEAR ___


                 [ ]  1035 EXCHANGE (NON-QUALIFIED ONLY), ESTIMATED AMOUNT:

                                                  $ ____,____,____ .___ YEAR ___


                 [ ]  IRA TRANSFER (QUALIFIED), ESTIMATED AMOUNT:


                                                  $ ____,____,____ .___ YEAR ___


                 [ ]  DIRECT ROLLOVER (QUALIFIED), ESTIMATED AMOUNT:


                                                  $ ____,____,____ .___ YEAR ___



                 [ ]  ROTH CONVERSION IRA, ESTABLISHMENT DATE:*

                                                        ______   ____  ________
                                                        MONTH    DATE    YEAR


                 * This is the date you originally converted from a traditional IRA to a Roth Conversion IRA. (If omitted, the current tax year will be used). This is required for the IRA five-tax year, holding period requirement.

                 A CONVERSION FROM A TRADITIONAL IRA TO A ROTH CONVERSION IRA WILL RESULT IN A TAXABLE EVENT WHICH WILL BE REPORTED TO THE INTERNAL REVENUE SERVICE.


                                  PAGE 2 OF 6
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8  PURCHASE      PLEASE WRITE IN THE PERCENTAGE OF YOUR PAYMENT THAT YOU WANT
   PAYMENT       TO ALLOCATE TO THE FOLLOWING OPTIONS. THE TOTAL MUST EQUAL 100
   ALLOCATION(S) PERCENT. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW,
                 THE APPLICANT MUST INITIAL THE CHANGES.

                                           OPTION                                                               OPTIONS
INTEREST RATE OPTIONS                      CODES       %        VARIABLE INVESTMENT OPTIONS (CONTINUED)          CODES       %
------------------------------------------------------------------------------------------------------------------------------------
1 YEAR FIXED-RATE OPTION                   1YRFXD               SP CONSERVATIVE ASSET
                                                                ALLOCATION PORTFOLIO                              CONSB

DOLLAR COST AVERAGING (DCA) 6 MONTH*       DCA6                 SP DAVIS VALUE PORTFOLIO                          VALUE

DOLLAR COST AVERAGING (DCA) 12 MONTH*      DCA12                SP DEUTSCHE INTERNATIONAL EQUITY PORTFOLIO        DEUEQ

VARIABLE INVESTMENT OPTIONS                                     SP GROWTH ASSET ALLOCATION PORTFOLIO              GRWAL

PRUDENTIAL EQUITY PORTFOLIO                STOCK                SP INVESCO SMALL COMPANY GROWTH PORTFOLIO         VIFSG

PRUDENTIAL GLOBAL PORTFOLIO                GLEQ                 SP JENNISON INTERNATIONAL GROWTH PORTFOLIO        JENIN

PRUDENTIAL JENNISON PORTFOLIO              GROWTH               SP LARGE CAP VALUE PORTFOLIO                      LRCAP

PRUDENTIAL MONEY MARKET PORTFOLIO          MMKT                 SP MFS CAPITAL OPPORTUNITIES PORTFOLIO            MFSCO

PRUDENTIAL STOCK INDEX PORTFOLIO           STIX                 SP MFS MID CAP GROWTH PORTFOLIO                   MFSMC

PRUDENTIAL VALUE PORTFOLIO                 HIDV                 SP PIMCO HIGH YIELD PORTFOLIO                     HIHLD

SP AGGRESSIVE GROWTH ASSET
ALLOCATION PORTFOLIO                       AGGGW                SP PIMCO TOTAL RETURN PORTFOLIO                   RETRN

SP AIM AGGRESSIVE GROWTH PORTFOLIO         AIMAG                SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO      EMRGW

SP AIM GROWTH AND INCOME PORTFOLIO         AIMGI                SP SMALL/MID CAP VALUE PORTFOLIO                  SMDVL

                                                                SP STRATEGIC PARTNERS FOCUSED GROWTH
SP ALLIANCE LARGE CAP GROWTH PORTFOLIO     LARCP                GROWTH PORTFOLIO                                  STRPR

                                                                JANUS ASPEN SERIES GROWTH PORTFOLIO-
SP ALLIANCE TECHNOLOGY PORTFOLIO           ALLTC                SERVICE SHARES                                    JANSR

SP BALANCED ASSET ALLOCATION PORTFOLIO     BALAN                A JENNISON PORTFOLIO                              TBD

                                                                TOTAL                                                        100%



*THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $5,000.

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9  DOLLAR COST   IF YOU ELECT TO USE MORE THAN ONE DOLLAR COST AVERAGING OPTION,
   AVERAGING     YOU MUST ALSO COMPLETE A REQUEST FOR DOLLAR COST AVERAGING
   PROGRAM       ENROLLMENT OR CHANGE FORM (ORD 78275).

                 [ ] DOLLAR COST AVERAGING: I AUTHORIZE PRUDENTIAL TO AUTOMATICALLY TRANSFER FUNDS AS INDICATED BELOW.


                 TRANSFER FROM: (YOU CANNOT TRANSFER FROM THE 1 YEAR FIXED-RATE OPTION.)*

                 *IF YOU SELECTED THE DCA6 OR DCA12 OPTION IN SECTION 8, ONLY COMPLETE THE TRANSFER TO INFORMATION.

                 OPTION CODE: ____________   $____,_______,_______.____ or_____%


                 TRANSFER FREQUENCY: [ ] ANNUALLY [ ] SEMIANNUALLY [ ] QUARTERLY

                                     [ ] MONTHLY

                 TRANSFER TO: (YOU CANNOT TRANSFER TO THE INTEREST RATE
                 OPTIONS.)

                 THE TOTAL OF THE TWO COLUMNS MUST EQUAL 100 PERCENT.

                 OPTION CODE    PERCENT         OPTION CODE      PERCENT

                 ___________    ______%         ___________      _____%

                 ___________    ______%         ___________      _____%

                 ___________    ______%         ___________      _____%

                 I UNDERSTAND THAT THE TRANSFER WILL CONTINUE UNTIL: (1) I TERMINATE THE PROGRAM; (2) THE FUNDS IN THE ACCOUNT FROM WHICH MONEY IS BEING TRANSFERRED ARE EXHAUSTED; OR (3) THE FUNDS IN THE ACCOUNT FALL BELOW THE REQUIRED MINIMUM. I ALSO UNDERSTAND THAT THE DOLLAR COST AVERAGING (DCA) PROGRAMS ARE DESCRIBED IN AND SUBJECT TO THE RULES AND RESTRICTIONS CONTAINED IN THE PROSPECTUS, AND THAT UPON TERMINATION OF THE DCA6,OR DCA12 PROGRAMS, I WILL NO LONGER RECEIVE THE INTEREST RATE ASSOCIATED WITH THIS PROGRAM.

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                                  PAGE 3 OF 6
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10 AUTO-         AUTO-REBALANCING: I WANT TO MAINTAIN MY ALLOCATION PERCENTAGES.
   REBALANCING   PLEASE HAVE MY PORTFOLIO MIX AUTOMATICALLY ADJUSTED AS
                 ALLOCATED IN SECTION 8 UNDER MY VARIABLE INVESTMENT OPTIONS.



                 ADJUST MY PORTFOLIO: [ ] ANNUALLY [ ]SEMIANNUALLY [ ] QUARTERLY

                                      [ ]  MONTHLY


                 PLEASE SPECIFY THE START DATE IF DIFFERENT THAN THE CONTRACT DATE:__________________________________________________________
                             MONTH              DAY                     YEAR

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11 TELEPHONE     WE WILL ACCEPT YOUR TRANSFERS AND REALLOCATIONS OVER THE
   TRANSFER TELEPHONE. PLEASE INDICATE BELOW IF YOU WISH TO EXTEND AUTHORITY AS FOLLOWS.


                 [ ] I AUTHORIZE PRUDENTIAL TO ACCEPT TELEPHONE TRANSFERS AND REALLOCATION INSTRUCTIONS FROM MY REGISTERED INVESTMENT ADVISER.

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12 AGGREGATION   [ ]  I HAVE PURCHASED ANOTHER NON-QUALIFIED ANNUITY FROM
   (non-              PRUDENTIAL OR AN AFFILIATED COMPANY THIS CALENDAR YEAR.
   qualified
   annuities          CONTRACT NUMBER  _________________________________________
   only)

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13 REPLACEMENT   WILL THE PROPOSED ANNUITY CONTRACT REPLACE ANY EXISTING
   QUESTIONS     INSURANCE POLICY(IES) OR ANNUITY CONTRACT(S)?
   AND
   DISCLOSURE    [ ]  YES [ ] NO (IF "YES," PROVIDE THE FOLLOWING INFORMATION
   STATEMENT                  FOR EACH POLICY OR CONTRACT AND ATTACH ALL
                              APPLICABLE PRUDENTIAL DISCLOSURE AND STATE
                              REPLACEMENT FORMS.)


                 COMPANY NAME

                 _______________________________________________________________


                 POLICY OR CONTRACT NUMBER      YEAR OF ISSUE   (mo, day, year)

                 _______________________________________________________________


                 NAME OF PLAN (if applicable)

                 _______________________________________________________________



                 DO YOU (THE REPRESENTATIVE) HAVE, FROM ANY SOURCE, FACTS THAT ANY PERSON NAMED AS THE OWNER OR JOINT OWNER ABOVE IS REPLACING OR CHANGING ANY CURRENT INSURANCE OR ANNUITY IN ANY COMPANY?


                 [ ] YES [ ] NO (YOU MUST CHECK "YES" IF THE CUSTOMER HAS
                                RESPONDED "YES" TO THE REPLACEMENT QUESTION
                                ABOVE.

                                IF "YES," PLEASE PROVIDE DETAILS IN THE
                                ADDITIONAL REMARKS SECTION.)

                 THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE REPLACEMENT REGULATIONS REQUIRE. (CHECK ONE).


                 [ ] I DO HAVE EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS. (YOU MUST COMPLETE THE IMPORTANT NOTICE REGARDING REPLACEMENT FORM (COMB 89216), WHETHER OR NOT THIS TRANSACTION IS CONSIDERED A REPLACEMENT.)

                 [ ]  I DO NOT HAVE EXISTING LIFE INSURANCE POLICIES OR ANNUITY
                      CONTRACTS.
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14 FEATURES      PLEASE NOTE THAT YOU HAVE VARIOUS OPTIONS AVAILABLE UNDER
AND COSTS        THIS ANNUITY CONTRACT. YOU HAVE MADE CHOICES CONCERNING:
OF A PRUCO       (1) THE DEATH BENEFIT AVAILABLE TO YOUR BENEFICIARIES AND
LIFE ELITE       (2) THE EARNINGS APPRECIATOR BENEFIT. EACH OF THESE
VARIABLE         CHOICES HAS BOTH COSTS AND BENEFITS ASSOCIATED WITH IT.
ANNUITY

                 THE FOLLOWING IS A SUMMARY OF THE COSTS, WHICH YOU SHOULD REVIEW BEFORE SIGNING THIS APPLICATION. IF YOU HAVE ANY QUESTIONS, PLEASE CONSULT WITH YOUR REPRESENTATIVE AND REVIEW THE CONTRACT OR PROSPECTUS, WHICH CONTAIN A MORE COMPLETE EXPLANATION OF THESE FEATURES.

                           GUARANTEED MINIMUM DEATH BENEFIT (GMDB). THE
                           INSURANCE CHARGE FOR THE CONTRACT IS 1.60 PERCENT IF YOU DO NOT ELECT A GMDB. THERE IS AN ADDITIONAL CHARGE FOR A GMDB WHICH DEPENDS ON THE GMDB OPTION THAT YOU CHOSE. IF YOU CHOSE EITHER THE GMDB WITH A ROLL-UP OPTION OR THE GMDB WITH AN ANNUAL STEP-UP OPTION, THERE IS AN ADDITIONAL CHARGE OF 0.20 PERCENT. IF YOU CHOSE THE GMDB WITH A ROLL-UP AND ANNUAL STEP-UP OPTION, THERE IS AN ADDITIONAL CHARGE OF 0.30 PERCENT.


                           EARNINGS APPRECIATOR BENEFIT (EAB). THIS FEATURE IS AVAILABLE IN ADDITION TO ANY OF THE DEATH BENEFIT OPTIONS. THERE IS AN ADDITIONAL CHARGE OF 0.30 PERCENT FOR THIS FEATURE.


                           CREDIT. I UNDERSTAND THAT AFTER THREE CONTRACT YEARS HAVE ELAPSED (AND AGAIN THREE YEARS THEREAFTER), I MAY OPT FOR THE 1 PERCENT MAXIMUM CREDIT DESCRIBED IN THE PROSPECTUS. IF I MAKE THIS ELECTION, I UNDERSTAND THAT I WILL BECOME SUBJECT TO A NEW, THREE-YEAR WITHDRAWAL CHARGE PERIOD.


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                                  PAGE 4 OF 6

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15 SIGNATURE(S)  IF APPLYING FOR AN IRA OR ROTH IRA, I ACKNOWLEDGE RECEIVING AN
                 IRA DISCLOSURE STATEMENT AND UNDERSTAND THAT I WILL BE GIVEN A FINANCIAL DISCLOSURE STATEMENT WITH THE CONTRACT. I UNDERSTAND THAT TAX DEFERRAL IS PROVIDED BY THE IRA, AND ACKNOWLEDGE THAT I AM PURCHASING THIS CONTRACT FOR ITS FEATURES OTHER THAN TAX DEFERRAL, INCLUDING THE LIFETIME INCOME PAYOUT OPTION, THE DEATH BENEFIT PROTECTION, AND OTHER FEATURES AS DESCRIBED IN THE PROSPECTUS.

                 NO REPRESENTATIVE CAN MAKE OR CHANGE A CONTRACT OR WAIVE ANY OF THE CONTRACT RIGHTS.

                 I BELIEVE THAT THIS CONTRACT MEETS MY NEEDS AND FINANCIAL OBJECTIVES. FURTHERMORE, I (1) UNDERSTAND THAT ANY AMOUNT OF PURCHASE PAYMENTS ALLOCATED TO A VARIABLE INVESTMENT OPTION WILL REFLECT THE INVESTMENT EXPERIENCE OF THAT OPTION AND, THEREFORE, ANNUITY PAYMENTS AND SURRENDER VALUES MAY VARY AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT, AND (2) ACKNOWLEDGE RECEIPT OF THE CURRENT PROSPECTUS FOR THIS CONTRACT AND THE VARIABLE INVESTMENT OPTIONS.

                 [ ] IF THIS CONTRACT HAS A JOINT OWNER, PLEASE CHECK THIS BOX TO AUTHORIZE PRUDENTIAL TO ACT ON THE INSTRUCTION(S) OF EITHER THE OWNER OR JOINT OWNER WITH REGARD TO TRANSACTIONS UNDER THE CONTRACT.

                 [ ] IF THIS APPLICATION IS BEING SIGNED AT THE TIME THE CONTRACT IS DELIVERED, I ACKNOWLEDGE RECEIPT OF THE CONTRACT.

                 [ ]  CHECK HERE TO REQUEST A STATEMENT OF ADDITIONAL
                      INFORMATION.

   ANY PERSON WHO KNOWINGLY GIVES FALSE OR DECEPTIVE INFORMATION WHEN COMPLETING THIS FORM FOR THE PURPOSE OF DEFRAUDING THE COMPANY MAY BE GUILTY OF INSURANCE FRAUD.

   CONNECTICUT: ANY PERSON WHO KNOWINGLY GIVES FALSE OR DECEPTIVE INFORMATION WHEN COMPLETING THIS FORM FOR THE PURPOSE OF DEFRAUDING THE COMPANY MAY BE GUILTY OF INSURANCE FRAUD. THIS IS TO BE DETERMINED BY A COURT OF COMPETENT JURISDICTION.

   COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO A POLICY HOLDER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE POLICY HOLDER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.


   NEW MEXICO: ANY PERSON WHO KNOWINGLY PRESENTS A FALSE OR FRAUDULENT CLAIM FOR PAYMENT OF A LOSS OR BENEFIT OR KNOWINGLY PRESENTS FALSE INFORMATION IN AN APPLICATION FOR INSURANCE IS GUILTY OF A CRIME AND MAY BE SUBJECT TO CIVIL FINES AND CRIMINAL PENALTIES.

   OKLAHOMA: WARNING - ANY PERSON WHO KNOWINGLY, AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE ANY INSURER, MAKES ANY CLAIM FOR THE PROCEEDS OF AN INSURANCE POLICY CONTAINING ANY FALSE, INCOMPLETE OR MISLEADING INFORMATION IS GUILTY OF A FELONY.

   MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH THE FUNDS ARE PAID TO PRUDENTIAL:


   I UNDERSTAND IT IS MY RESPONSIBILITY TO REMOVE THE MINIMUM DISTRIBUTION FROM THE PURCHASE PAYMENT PRIOR TO SENDING MONEY TO PRUDENTIAL WITH THIS APPLICATION. UNLESS WE ARE NOTIFIED OTHERWISE, PRUDENTIAL WILL ASSUME THAT THE OWNER HAS SATISFIED THE REQUIRED MINIMUM DISTRIBUTIONS FROM OTHER IRA FUNDS.


   BY SIGNING THIS FORM, THE TRUSTEE(S)/OFFICER(S) HEREBY REPRESENTS THAT THE TRUSTEE(S)/OFFICER(S) POSSESS(ES) THE AUTHORITY, ON BEHALF OF THE NON-NATURAL PERSON, TO PURCHASE THE ANNUITY CONTRACT AND TO EXERCISE ALL RIGHTS OF OWNERSHIP AND CONTROL OVER THE CONTRACT.

                                                                     (continued)
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                                  PAGE 5 OF 6
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15 SIGNATURE(S)  OWNER'S TAX CERTIFICATION
   (continued)
--------------------------------------------------------------------------------
                 UNDER PENALTY OF PERJURY, I CERTIFY THAT THE TAXPAYER IDENTIFICATION NUMBER (TIN) I HAVE LISTED ON THIS FORM IS MY CORRECT TIN. I FURTHER CERTIFY THAT THE CITIZENSHIP/RESIDENCY STATUS I HAVE LISTED ON THIS FORM IS MY CORRECT CITIZENSHIP/RESIDENCY STATUS. I HAVE/HAVE NOT (CIRCLE ONE)
                 BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING DUE TO UNDERREPORTING OF INTEREST OR DIVIDENDS.
--------------------------------------------------------------------------------
                  THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR
                 CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN
                      THE CERTIFICATIONS REQUIRED TO AVOID BACKUP
                                   WITHHOLDING.
-------------------------------------------------------------------------------

                 WE MUST HAVE EACH OWNER AND ANNUITANT SIGNATURE EVEN IF THIS CONTRACT IS OWNED BY A TRUST, CORPORATION, OR OTHER ENTITY. IF THE ANNUITANT IS A MINOR, PLEASE PROVIDE THE SIGNATURE OF A LEGAL GUARDIAN OR CUSTODIAN. I HEREBY CERTIFY THAT ALL INFORMATION CONTAINED IN THIS APPLICATION IS COMPLETE AND TRUE TO THE BEST OF MY KNOWLEDGE.

X_____________________________________               _______     ______   ______
Contract owner's signature and date                  MONTH        DAY      YEAR

X_____________________________________               _______     ______   ______
Joint owner's signature (if applicable) and date     MONTH        DAY      YEAR


X_____________________________________               _______     ______   ______
Annuitant's signature (if applicable) and date        MONTH        DAY     YEAR



X_____________________________________               _______     ______   ______
Co-annuitant's signature (if applicable) and date     MONTH        DAY     YEAR


_____________________________________
Signed at (city, state)



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16 REPRESEN-     THIS APPLICATION IS SUBMITTED IN THE BELIEF THAT THE PURCHASE
   TATIVE'S      OF THIS CONTRACT IS APPROPRIATE FOR THE APPLICANT BASED ON THE
   SIGNATURE(S)  INFORMATION PROVIDED AND AS REVIEWED WITH THE APPLICANT.
                 REASONABLE INQUIRY HAS BEEN MADE OF THE OWNER CONCERNING THE
                 OWNER'S OVERALL FINANCIAL SITUATION, NEEDS, AND INVESTMENT
                 OBJECTIVES. THE REPRESENTATIVE HEREBY CERTIFIES THAT ALL
                 INFORMATION CONTAINED IN THIS APPLICATION IS TRUE TO THE BEST
                 OF HIS OR HER KNOWLEDGE.

______________________________________              ___________________________
Representative's name (Please print)                Rep's contract/FA number



X_____________________________________               _______     ______   ______
Representative's signature and date                   MONTH        DAY     YEAR

______________________________________               ___________________________
Second representative's name (Please print)            Rep's contract/FA number


X_____________________________________               _______     ______   ______
Second representative's signature and date            MONTH        DAY     YEAR


_____________________________________        ______________  _________ - ______
Branch/field office name and code            Representative's telephone number

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17 ADDITIONAL    ______________________________________________________________
   REMARKS
                 ______________________________________________________________

                 ______________________________________________________________

                 ______________________________________________________________

STANDARD  PRUDENTIAL ANNUITY SERVICE CENTER  OVERNIGHT   PRUDENTIAL ANNUITY SERVICE CENTER
MAIL TO:  PO BOX 7590                        MAIL TO:    2101 WELSH ROAD
          PHILADELPHIA, PA 19101                         DRESHER,PA 19025

IF YOU HAVE ANY QUESTIONS, PLEASE CALL THE PRUDENTIAL ANNUITY SERVICE CENTER AT

(888) 778-2888, MONDAY THROUGH FRIDAY BETWEEN 8:00 A.M. AND 8:00 P.M. EASTERN TIME.
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                                  PAGE 6 OF 6